SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):          July 13, 2001


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
         (Issuer in respect of the Citibank Credit Card Master Trust I)


       5.95% Class A Credit Card Participation Certificates, Series 1993-2 6.15% Class B Credit Card Participation Certificates, Series 1993-2 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
    Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
       6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9 5.50% Class A Credit Card Participation Certificates, Series 1999-1
       5.75% Class B Credit Card Participation Certificates, Series 1999-1
      5.875% Class A Credit Card Participation Certificates, Series 1999-2
       6.15% Class B Credit Card Participation Certificates, Series 1999-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1999-3 Floating Rate Class B Credit Card Participation Certificates, Series 1999-3
       6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5 6.65% Class A Credit Card Participation Certificates, Series 1999-7 6.90% Class B Credit Card Participation Certificates, Series 1999-7

                       (collectively, the Certificates)


               (Exact name of registrant as specified in charter)

    UNITED STATES OF AMERICA
(State or other jurisdiction of incorporation)
                                                       46-0358360
                                            (I.R.S. Employer Identification No.)


 33-41055,33-43576,33-62180,33-77802,33-84834,33-97664,33-99328 and 333-38803
                              (Commission File No.)


             701 EAST 60TH ST., NORTH
             SIOUX FALLS, SOUTH DAKOTA           57117
  (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CITIBANK (SOUTH DAKOTA), N.A.,
                                               as Servicer
                                        Citibank Credit Card Master Trust I



                                               By: /s/ Douglas Morrison
                                   --------------------------------------------
                                                Douglas Morrison
                                             Chief Financial Officer

Dated:           July 13                           , 2001
                 ---------------------------------


                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending June 26, 2001
==============================================================================

This Certificate relates to the Due Period ending June 26, 2001 and the related Distribution Date.

A.   Information Regarding the portfolio
     ------------------------------------

1. Portfolio Yield For Group 1 ............................            11.39%
   Portfolio Yield For Group 2 ............................            11.53%
       Yield Component For Group 1 ........................            15.25%
       Yield Component For Group 2 ........................            15.39%
       Credit Loss Component  .............................             3.86%

2. New Purchase Rate  .....................................            23.23%

3. Total Payment Rate  ....................................            20.60%

4. Principal Payment  Rate  ................................           19.73%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  52,420,206,628

     Average  ............................................  $  52,720,796,504

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  53,458,366,355

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  49,414,578,754
         5-34 days delinquent  ...........................  $   2,468,685,180
        35-64 days delinquent  ...........................  $     717,264,663
        65-94 days delinquent  ...........................  $     468,030,740
       95-124 days delinquent  ...........................  $     346,872,551
      125-154 days delinquent  ...........................  $     282,155,292
      155-184 days delinquent  ...........................  $     231,296,195

      Current  ...........................................             91.63%
         5-34 days delinquent  ...........................              4.58%
        35-64 days delinquent  ...........................              1.33%
        65-94 days delinquent  ...........................              0.87%
       95-124 days delinquent  ...........................              0.64%
      125-154 days delinquent  ...........................              0.52%
      155-184 days delinquent  ...........................              0.43%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending June 26, 2001
==============================================================================

                                                   Current Due           Current Due
                                                   Period on an          Period on a
                                                   Actual Basis (1)      Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                  11.39%             11.39%
  2. Weighted Average Certificate Rate                 5.73%              5.73%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.37%              0.37%
         Others                                        0.13%              0.13%
  4. Surplus Finance Charge Collections                5.16%              5.16%
  5. Required Surplus Finance Charge Amount            0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount           5.16%              5.16%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $ 4,712,234,931 $ 4,712,234,931
         Principal Collections                         $ 4,411,830,297 $ 4,411,830,297
         Finance Charge Collections                    $   300,404,634 $   300,404,634
  2. Investor Default Amount                           $    75,637,938 $    75,637,938
  3. Investor Monthly Interest                         $   107,495,283 $   107,495,283
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $     6,896,201 $     6,896,201
         Others                                        $     2,008,781 $     2,008,781
  5. Surplus Finance Charge Collections                $   108,366,431 $   108,366,431
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $   108,366,431 $   108,366,431
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from May 26, 2001 to June 26, 2001, 32 days, or June 6 , 2001 to July 5 , 2001,
     30 days (standard basis).

                                      Page 5
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 2
                    For the Due Period Ending June 26, 2001
==============================================================================

                                                    Current Due        Current Due
                                                    Period on an       Period on a
                                                    Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                  11.53%             11.44%
  2. Weighted Average Note Rate                        4.38%              4.42%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.35%              0.37%
         Others                                        0.01%              0.01%
  4. Surplus Finance Charge Collections                6.79%              6.64%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account       6.41%              6.25%
  6. Required Surplus Finance Charge Amount            0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount           6.79%              6.64%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $ 5,187,763,669 $ 5,185,742,836
         Principal Collections                         $ 4,854,213,851 $ 4,854,213,851
         Finance Charge Collections                    $   333,549,818 $   331,528,985
  2. Investor Default Amount                           $    83,222,314 $    83,222,314
  3. Investor Monthly Interest                         $    94,034,798 $    94,882,225
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $     7,089,226 $     7,587,698
         Others                                        $       183,000 $       183,000
  5. Surplus Finance Charge Collections                $   149,020,480 $   145,653,748
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $   149,020,480 $   145,653,748
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from May 26, 2001 to June 26, 2001, 32 days, or June 6 , 2001 to July 5 , 2001,
     30 days (standard basis).

                                      Page 6

                 CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    3,718,750

  2b.  Class B Monthly Interest ..............................       $      246,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   14,875,000

  3b   Balance in the Class B Interest Funding Account  ......       $      984,000

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 4
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 5
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 9 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 6
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  940,000,000

  1b.  Class B Invested Amount         .......................       $   60,000,000

  2a.  Class A Monthly Interest ..............................       $    5,679,167

  2b.  Class B Monthly Interest ..............................       $      375,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   17,037,500

  3b   Balance in the Class B Interest Funding Account  ......       $    1,125,000

  4a.  Available Cash Collateral Amount  .....................       $   70,000,000

  4b.  Percent of Class B Invested Amount          ...........              116.67%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 7
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 8
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 9 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 9
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    5,156,250

  2b.  Class B Monthly Interest ..............................       $      186,933

  3a.  Balance in the Class A Interest Funding Account  ......       $   10,312,500

  3b   Balance in the Class B Interest Funding Account  ......       $      186,933

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 10
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $      186,933

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $      186,933

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 11
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 9 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 12
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  625,000,000

  1b.  Class B Invested Amount         .......................       $   40,000,000

  2a.  Class A Monthly Interest ..............................       $    4,296,875

  2b.  Class B Monthly Interest ..............................       $      281,667

  3a.  Balance in the Class A Interest Funding Account  ......       $   25,781,250

  3b   Balance in the Class B Interest Funding Account  ......       $    1,690,000

  4a.  Available Cash Collateral Amount  .....................       $   46,550,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 13
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $   25,781,250

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $    1,690,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $   25,781,250

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $    1,690,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 14
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 9 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 15
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  500,000,000

  1b.  Class B Invested Amount         .......................       $   32,000,000

  2a.  Class A Monthly Interest ..............................       $    2,729,167

  2b.  Class B Monthly Interest ..............................       $      177,333

  3a.  Balance in the Class A Interest Funding Account  ......       $    8,187,500

  3b   Balance in the Class B Interest Funding Account  ......       $      532,000

  4a.  Available Cash Collateral Amount  .....................       $   37,240,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 16
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 17
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 9 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 18
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    4,293,188

  2b.  Class B Monthly Interest ..............................       $      281,480

  3a.  Balance in the Class A Interest Funding Account  ......       $    4,293,188

  3b   Balance in the Class B Interest Funding Account  ......       $      281,480

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 19
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 20
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 16, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 21
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  940,000,000

  1b.  Class B Invested Amount         .......................       $   60,000,000

  2a.  Class A Monthly Interest ..............................       $    5,071,927

  2b.  Class B Monthly Interest ..............................       $      333,865

  3a.  Balance in the Class A Interest Funding Account  ......       $    5,071,927

  3b   Balance in the Class B Interest Funding Account  ......       $      333,865

  4a.  Available Cash Collateral Amount  .....................       $   70,000,000

  4b.  Percent of Class B Invested Amount          ...........              116.67%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 22
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 23
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 10, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 24
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    4,093,750

  2b.  Class B Monthly Interest ..............................       $      268,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   20,468,750

  3b   Balance in the Class B Interest Funding Account  ......       $    1,340,000

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 25
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 26
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 16, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 27
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    4,254,000

  2b.  Class B Monthly Interest ..............................       $      279,356

  3a.  Balance in the Class A Interest Funding Account  ......       $    4,254,000

  3b   Balance in the Class B Interest Funding Account  ......       $      279,356

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 28
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 29
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 10, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 30
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-6
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................       $  818,827,755

  1b.  Class B Accreted Invested Amount.......................       $   52,164,210

  2a.  Class A Monthly Accretion..............................       $    4,314,620

  2b.  Class B Monthly Accretion..............................       $      281,216

  3a.  Balance in the Class A Interest Funding Account  ......       $            0

  3b   Balance in the Class B Interest Funding Account  ......       $            0

  4a.  Available Cash Collateral Amount  .....................       $   61,032,976

  4b.  Percent of Class B Accreted Invested Amount ...........              117.00%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 31
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 32
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 16, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 33
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  500,000,000

  1b.  Class B Invested Amount         .......................       $   32,000,000

  2a.  Class A Monthly Interest ..............................       $    2,520,833

  2b.  Class B Monthly Interest ..............................       $      165,333

  3a.  Balance in the Class A Interest Funding Account  ......       $   15,125,000

  3b   Balance in the Class B Interest Funding Account  ......       $      992,000

  4a.  Available Cash Collateral Amount  .....................       $   37,240,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 34
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $   15,125,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $      992,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $   15,125,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $      992,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 35
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 16, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 36
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  625,000,000

  1b.  Class B Invested Amount         .......................       $   40,000,000

  2a.  Class A Monthly Interest ..............................       $    3,020,833

  2b.  Class B Monthly Interest ..............................       $      198,333

  3a.  Balance in the Class A Interest Funding Account  ......       $   15,104,167

  3b   Balance in the Class B Interest Funding Account  ......       $      991,667

  4a.  Available Cash Collateral Amount  .....................       $   46,550,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 37
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 38
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 9 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 39
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    3,312,500

  2b.  Class B Monthly Interest ..............................       $      222,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   19,875,000

  3b   Balance in the Class B Interest Funding Account  ......       $    1,332,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 40
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $   19,875,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $    1,332,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $   19,875,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $    1,332,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 41
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 9 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 42
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    3,437,500

  2b.  Class B Monthly Interest ..............................       $      230,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   17,187,500

  3b   Balance in the Class B Interest Funding Account  ......       $    1,150,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 43
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 44
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 16, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 45
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    3,671,875

  2b.  Class B Monthly Interest ..............................       $      246,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   14,687,500

  3b   Balance in the Class B Interest Funding Account  ......       $      984,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 46
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 47
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 10, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 48
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $1,250,000,000

  1b.  Class B Invested Amount         .......................       $   80,000,000

  2a.  Class A Monthly Interest ..............................       $    4,262,500

  2b.  Class B Monthly Interest ..............................       $      286,578

  3a.  Balance in the Class A Interest Funding Account  ......       $    4,262,500

  3b   Balance in the Class B Interest Funding Account  ......       $      286,578

  4a.  Available Cash Collateral Amount  .....................       $   79,800,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 49
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 50
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 16, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 51
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    3,812,500

  2b.  Class B Monthly Interest ..............................       $      252,000

  3a.  Balance in the Class A Interest Funding Account  ......       $    7,625,000

  3b   Balance in the Class B Interest Funding Account  ......       $      504,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 52
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 53
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 16, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 54
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee,does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $1,000,000,000

  1b.  Class B Invested Amount         .......................       $   64,000,000

  2a.  Class A Monthly Interest ..............................       $    5,541,667

  2b.  Class B Monthly Interest ..............................       $      368,000

  3a.  Balance in the Class A Interest Funding Account  ......       $   11,083,333

  3b   Balance in the Class B Interest Funding Account  ......       $      736,000

  4a.  Available Cash Collateral Amount  .....................       $   63,840,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 55
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending June 26, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 56
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending June 26, 2001
==============================================================================

The undersigned, a duly authorized representative of Citibank (South Dakota) , N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-7 Supplement (as amended and supplemented, the "Series Supplement"),among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association,Seller ,and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)),as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 16, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11 day of July 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 57